EXHIBIT 4

                FORM OF COMMON STOCK CERTIFICATE



NUMBER                                                     SHARES
CFM

                     CFM TECHNOLOGIES, INC.
INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

COMMON STOCK                                    CUSIP 12525K 10 6
WITHOUT PAR VALUE


     THIS CERTIFIES THAT







     is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES, WITHOUT PAR VALUE, OF THE COMMON STOCK OF CFM TECHNOLOGIES, INC.
transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.
     The Company will furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class authorized to be issued.
     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its duly authorized officers by use of their facsimile signatures and its facsimile seal to be hereunto affixed.

     Dated

     Lorin J. Randall                   Roger A. Carolin
     Secretary of the Company           President of the Company

Countersigned
     AMERICAN STOCK TRANSFER & TRUST COMPANY
               (New York, NY)      Transfer Agent,
By

                                   Authorized Signature
[corporate seal appears here]

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of survivorship and not
as tenants in common
UNIF GIFT MIN ACT - _________ Custodian __________ under Uniform
                     (Cust)              (Minor)
Gifts to Minors Act __________________
                        (State)

Additional abbreviations may also be used though not in the above list.


     For value received, _______________ hereby sell, assign and transfer unto ___________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
_________________________________________________________________
Please print or typewrite name and address (including postal zip code) of assignee
_________________________________________________________________

_________________________________________________________________

__________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________

_________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.


Dated,____________________


                              ___________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between CFM Technologies, Inc. (the Company") and American Stock Transfer & Trust Company, as Rights Agent, dated as of April 24, 1997 as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees will become null and void and will no longer be transferable.